CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-9

$[976,684,100](Approximate)

Expected Investor Settlement Date: August 30, 2005

TERM SHEET ~ Version 2.0

August 16, 2005

DLJ Mortgage Capital, Inc.

Seller

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Wilshire Credit Corporation

Special Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-9

Offered Certificates: $[976,684,100] (Approximate)

				Prin.					Exp’d
	Original	Initial	Avg. Life	Window		Pricing Speed			Rating[1]
Class	Balance	Coupon	Call/Mat.	Call/Mat.	Type	and	Proj. Net	W.A.	S&P/Moody’s/
	(+/-5%)	(%)	(Years)[2]	(Months)[3]		Assumption	Margin[4]	MTR[3]	DBRS, Inc.
1-A-1	$[28,960,000]	[5.2636][5]	[0.50/0.50]	[1-13/1-13]	SuperSen/WAC/Seq.	25 CPB	[2.203]%	[57]	AAA/Aaa/AAA
1-A-2	$[31,350,000]	[5.2636][5]	[1.75/1.75]	[13-31/13-31]	SuperSen/WAC/Seq.	25 CPB	[2.203]%	[57]	AAA/Aaa/AAA
1-A-3	$[24,550,000]	[5.2636][5]	[3.56/3.56]	[31-57/31-57]	SuperSen/WAC/Seq.	25 CPB	[2.203]%	[57]	AAA/Aaa/AAA
1-A-4	$[23,788,000]	[5.2636][5]	[4.82/4.83]	[57-58/57-59]	SuperSen/WAC/Seq.	25 CPB	[2.203]%	[57]	AAA/Aaa/AAA
1-A-5	$[12,072,000]	[5.2636][5]	[2.50/2.50]	[1-58/1-59]	SenSupport/WAC/PT	25 CPB	[2.203]%	[57]	AAA/Aaa/AAA
2-A-1	$[54,585,000]	[5.4281][6]	[2.51/2.85]	[1-58/1-84]	Sen/WAC/PT	25 CPB	[1.982]%	[81]	AAA/Aaa/AAA
3-A-1	$[57,090,000]	[5.3954][7]	[2.52/3.14]	[1-58/1-119]	Sen/WAC/PT	25 CPB	[1.992]%	[119]	AAA/Aaa/AAA
4-A-1	$[219,600,000]	[5.3655][8]	[2.50/2.50]	[1-58/1-59]	Sen/WAC/PT	25 CPB	[2.148]%	[58]	AAA/Aaa/AAA
5-A-1-1	$[94, 950,000]	[TBD][9]	[2.33/2.54]	[1-77/1-172]	SuperSen/Floater	30 CPR	[2.754]%	[46]	AAA/Aaa/AAA
5-A-1-2	$[10,550,000]	[TBD][10]	[2.33/2.54]	[1-77/1-172]	SenSupport/Floater	30 CPR	[2.754]%	[46]	AAA/Aaa/AAA
5-A-2	$[223,640,000]	[TBD]]11	[2.33/2.54]	[1-77/1-172]	SuperSen/Floater	30 CPR	[2.794]%	[46]	AAA/Aaa/AAA
5-A-3-1	$[68,050,000]	[TBD][12]	[1.14/1.14]	[1-33/1-33]	SuperSen/Floater	30 CPR	[2.794]%	[46]	AAA/Aaa/AAA
5-A-3-2	$[31,950,000]	[TBD][13]	[4.85/5.52]	[33-77/33-172]	SuperSen/Floater	30 CPR	[2.794]%	[46]	AAA/Aaa/AAA
5-A-4	$[35,960,000]	[TBD][14]	[2.33/2.54]	[1-77/1-172]	SenSupport/Floater	30 CPR	[2.794]%	[46]	AAA/Aaa/AAA
AR	$[50]	[5.2636][15]	[TBD]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/AAA
AR-L	$[50]	[5.2636][15]	[TBD]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/ AAA

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________________

1The weighted average lives with respect to the Group 1, Group 2, Group 3 and Group 4 Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2The principal windows with respect to the Group 1, Group 2, Group 3 and Group 4 Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3Based on weighted average information on the assumed collateral as of the Cut-off Date.

4The Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Dominion Bond Rating Service, Inc. (“DBRS, Inc.”). The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5The initial pass-through rate on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates is expected to be approximately [5.2636]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [5.4281]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7 The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [5.3954]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

8 The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.3655]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

9 The initial pass-through rate on the Class 5-A-1-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5A net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-1-1 certificate margin will increase to twice the original margin.

10 The initial pass-through rate on the Class 5-A-1-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5A net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-1-2 certificate margin will increase to twice the original margin.

11 The initial pass-through rate on the Class 5-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5B net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-2 certificate margin will increase to twice the original margin.

12 The initial pass-through rate on the Class 5-A-3-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-3-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5B net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-3-1 certificate margin will increase to twice the original margin.

13 The initial pass-through rate on the Class 5-A-3-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-3-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5B net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-3-2 certificate margin will increase to twice the original margin.

14 The initial pass-through rate on the Class 5-A-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5B net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans, the Class 5-A-4 certificate margin will increase to twice the original margin.

15 The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [5.2636]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-9

Offered Certificates (cont.)

			Prin.					Exp’d
	Original	Initial	Avg. Life	Window	Pricing Speed			Rating[4]
Class	Balance	Coupon	Call/Mat.	Call/Mat.	Type	and	Proj. Net	W.A.	S&P/Moody’s/
	(+/-5%)	(%)	(Years)[1]	(Months)[2]	Assumption	Margin[3]	MTR[3]	DBRS, Inc.
5-M-1	$[18,120,000]	[TBD][5]	[4.42/4.75]	[38-77/38-117]	Sub/Floater	30 CPR	[2.785]%	[46]	[AA/Aa2/AA]
5-M-2	$[11,070,000]	[TBD][6]	[4.39/4.55]	[37-77/37-98]	Sub/Floater	30 CPR	[2.785]%	[46]	[A/A2/A]
5-M-3	$[5,280,000]	[TBD][7]	[4.24/4.25]	[37-77/37-79]	Sub/Floater	30 CPR	[2.785]%	[46]	[BBB/Baa2/ A(Low)]
5-M-4	$[2,520,000]	[TBD][8]	[3.88/3.88]	[37-62/37-62]	Sub/Floater	30 CPR	[2.785]%	[46]	[BBB-/Baa3/ BBB(High)]
5-M-5	$[1,259,000]	[TBD] [9]	[3.49/3.49]	[37-50/37-50]	Sub/Floater	30 CPR	[2.785]%	[46]	NR/Baa3/BBB
C-B-1	$[11,270,000]	[5.3496][10]	[4.25/4.53]	[1-58/1-119]	Sub/WAC/PT	25 CPB	[2.123]%	[68]	[TBD/TBD/TBD]
C-B-2	$[6,715,000]	[5.3496][10]	[4.25/4.53]	[1-58/1-119]	Sub/WAC/PT	25 CPB	[2.123]%	[68]	[TBD/TBD/TBD]
C-B-3	$[3,355,000]	[5.3496][10]	[4.25/4.53]	[1-58/1-119]	Sub/WAC/PT	25 CPB	[2.123]%	[68]	[TBD/TBD/TBD]

Non-Offered Certificates

				Prin.					Exp’d
	Original	Initial	Avg. Life	Window		Pricing Speed			Rating[4]
Class	Balance	Coupon	Call/Mat.	Call/Mat.	Type	and	Proj. Net	W.A.	S&P/Moody’s/
	(+/-5%)	(%)	(Years)[1]	(Months)[2]		Assumption	Margin[3]	MTR[3]	DBRS, Inc.
C-B-4	$[2,640,000]	[5.3496][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.123]%	[68]	[TBD/TBD/TBD]
C-B-5	$[2,160,000]	[5.3496][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.123]%	[68]	[TBD/TBD/TBD]
C-B-6	$[1,433,921]	[5.3496][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.123]%	[68]	NR/NR/NR
5-X	$[0]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR
P	$[0][10]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR

_________________________

1 The weighted average lives with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2 The principal windows with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 5 Subordinate Certificates and the Class C-B Certificates (each as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or more rating agencies.

5 The initial pass-through rate on the Class 5-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans the Class 5-M-1 certificate margin will increase by 0.50%.

6 The initial pass-through rate on the Class 5-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans the Class 5-M-2 certificate margin will increase by 0.50%.

7 The initial pass-through rate on the Class 5-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans the Class 5-M-3 certificate margin will increase by 0.50%.

8 The initial pass-through rate on the Class 5-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans the Class 5-M-4 certificate margin will increase by 0.50%.

9 The initial pass-through rate on the Class 5-M-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the Group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5A and Group 5B mortgage loans the Class 5-M-5 certificate margin will increase by 0.50%.

10The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.3496]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3 and group 4 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

10The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

I. SUMMARY
Title of Series	Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-9.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Seller	DLJ Mortgage Capital, Inc.
Servicers

GMAC Mortgage Corporation, National City Mortgage Co., PHH Mortgage Corporation, Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein), SunTrust Mortgage, Inc., Wachovia Mortgage Corporation, Washington Mutual Bank, FSB, IndyMac Bank, Bank of America, National Association and Wells Fargo Bank N.A., (“Wells Fargo”).

Back-up Servicer	Wells Fargo (only with respect to the SPS-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Auction Administrator	[Wells Fargo Bank, N.A.]
SWAP Counterparty	Credit Suisse First Boston International.

Mortgage Pool

[3,616] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[982,918,031.82] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin. The mortgage pool consists of six groups of mortgage loans. Groups 1 and 4 are generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 2 is each generally comprised of mortgage loans with an initial fixed rate period of 7 years, Group 3 is generally comprised of mortgage loans with an initial fixed rate period of 10 years and Groups 5A and 5B are each generally comprised of mortgage loans with an initial fixed rate period of six months, 2, 3 or 5 years.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[226]	$[128,084,318.35]
Group 2	[203]	$[57,917,388.75]
Group 3	[118]	$[60,574,774.50]
Group 4	[1,100]	$[232,992,539.59]
Group 5A	[549]	$[114,179,620.60]
Group 5B	[1,420]	$[389,169,390.03]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Approximately [86.56]%, [77.54]%, [94.28]%, [78.27]%, [63.95]% and [64.02]% of the groups 1, 2, 3, 4, 5A and 5B mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 1, 4, 5A and 5B mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 4, 5A and 5B mortgage loans, ten years from the date of origination.

Information contained herein reflects the August 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3 and 4 will equal the aggregate principal balance of the Groups 1, 2, 3 and 4 Certificates and the Class C-B Certificates. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 5A and 5B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Group 5 Certificates. For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

[Prefunding Amount]	[Approximately [10]%].
[Capitalized Interest Account]	[TBD]
Cut-off Date	August 1, 2005.
Closing Date	On or about August 30, 2005.
Investor Settlement Date	On or about August 30, 2005.
Distribution Dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in September 2005.
Scheduled Final Distribution Date	The distribution date in [November 2035]. The actual final distribution date could be substantially earlier.
Maturity Date	[November 25, 2035].
Auction Distribution Date	[August 25, 2010]
Offered Certificates

Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates (the “Group 4 Certificates”),

Class 5-A-1-1 and Class 5-A-1-2 Certificates (the “Class 5-A-1 Certificates”),

Class 5-A-2 Certificates (the “Class 5-A-2 Certificates”),

Class 5-A-3-1 and Class 5-A-3-2 Certificates (the “Class 5-A-3 Certificates”),

Class 5-A-4 Certificates (the “Class 5-A-4 Certificates”),

Class 5-A-1 Certificates, Class 5-A-2 Certificates, Class 5-A-3 Certificates and Class 5-A-4 Certificates (the “Group 5 Senior Certificates”),

Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates (the “Group 5 Subordinate Certificates,” and together with the Group 5 Senior Certificates and the Class 5-X Certificates, the “Group 5 Certificates”),

Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and Group 5 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (together with the Senior Certificates and the Group 5 Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates

Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), the Class P Certificates and the Class 5-X Certificates.

Form of Offered Certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Minimum Denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual Periods

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Group 5 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date.

Day Count

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group 5 Certificates, interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay Days	For any distribution date and any class of Offered Certificates other than the Group 5 Certificates, 24 days. For any distribution date and the Group 5 Certificates, 0 days.
Mandatory Auction

Five business days prior to the Auction Distribution Date, the Auction Administrator will auction each of the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator. The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Auction Price	The price at which the Auction Administrator sells each of the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates to the third-party investors.
Par Price

With respect to each of the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, the sum of (i) the principal balance of the related Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, after reducing the principal balance of such Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates by the related principal distributions and losses on the Auction Distribution Date allocable to each such Class of Certificates and (ii) accrued interest on such Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3 and group 4 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3 and group 4 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 5A and group 5B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 5A and group 5B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 5 Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s), Dominion Bond Rating Service, Inc. (“DBRS”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody’s, DBRS and/or S&P.

ERISA Considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement. The Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, however, may not be acquired or held by any person investing assets of any such plan or account before the auction distribution date unless such acquisition and holding is eligible for the exemptive relief available under one of the class exemptions described in the prospectus supplement.

Federal Income Tax Consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Group 5 Certificates, other than the Class 5-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal Investment

When issued, the Offered Certificates, other than the Class 5-M-3, Class 5-M-4, Class 5-M-5, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and Interest Advancing

Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing Transfer

It is anticipated that on or about October 1, 2005, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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SPS Servicing Risk

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court. On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On August 12, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, announced that it had agreed to acquire all of the outstanding stock of SPS’s parent from the current shareholders.

The acquisition is subject to the satisfaction of regulatory approvals and there can be no assurance that the acquisition will be consummated. The acquisition, should it occur, is expected to close during the fourth quarter of 2005.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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II. CREDIT ENHANCEMENT (Groups 1 – 4)

Subordination

The Group 1, Group 2, Group 3 and Group 4 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal. The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3 and 4 mortgage loans prior to the Group 1, Group 2, Group 3 and Group 4 Certificates. In the event that the certificate principal balance of the Class C-B Certificates are reduced to zero while the Group 1 Certificates are still outstanding, the Class 1-A-5 Certificates will bear most losses on the group 1 mortgage loans prior to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates.

NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3 and 4 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 – 4 Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the C-B Certificates subordinate to that certificate, after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for the group 1, 2, 3 and 4 mortgage loans for such distribution date.

Initial Group 1 – 4 Credit Enhancement Percentages:
Approximate Expected Initial
Class	Credit Enhancement* (%)
Senior Certificates	[5.75]
C-B-1	[3.40]
C-B-2	[2.00]
C-B-3	[1.30]
C-B-4	[0.75]
C-B-5	[0.30]
C-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of Interests

Except as described below, the Group 1, Group 2, Group 3 and Group 4 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 100% of their pro rata share of principal prepayments.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the group 1, 2, 3 and 4 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

Coverage for Excess Losses

The Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note: The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently, disproportionately high special hazard, bankruptcy or fraud losses in one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3 and Group 4 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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III. DISTRIBUTIONS (Groups 1 - 4)

Available Distribution Amount

For any distribution date and each of the group 1, 2, 3 and 4 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.     First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances,

2.     Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.     Third, in limited circumstances, to the unrelated senior certificates,

4.     Fourth, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

5.     Fifth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then pro rata to (a) the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, sequentially, in that order, and (b) Class 1-A-5 Certificates, until their respective class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the amount of the subordinate principal distribution amount for that distribution date will be distributed as principal to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective class principal balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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IV. CREDIT ENHANCEMENT (Group 5)

Overcollateralization

The Group 5A and Group 5B mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 5 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group 5 Certificates (other than the Class 5-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the Group 5A and Group 5B mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the Group 5A and Group 5B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the Group 5A and Group 5B mortgage loans.

Overcollateralization Amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the Group 5A and Group 5B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 5 Certificates after giving effect to payments on such distribution date.

Initial Overcollateralization	As of the closing date, the overcollateralization amount will be equal to approximately [0.00]%.
Targeted Overcollateralization Amount

For any distribution date prior to the stepdown date, approximately [0.85]% of the aggregate loan balance of the Group 5A and Group 5B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [1.70]% of the aggregate loan balance of the Group 5A and Group 5B mortgage loans for such distribution date, or (b) [0.50]% of the aggregate loan balance of the Group 5A and Group 5B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown Date

The later to occur of (a) the distribution date in [September 2008], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial targeted credit enhancement percentage for the Group 5 Senior Certificates.

Group 5 Credit Enhancement Percentage	Initial Group 5 Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
5-A	[7.60]	[8.45]	[16.90]
5-M-1	[4.00]	[4.85]	[9.70]
5-M-2	[1.80]	[2.65]	[5.30]
5-M-3	[0.75]	[1.60]	[3.20]
5-M-4	[0.25]	[1.10]	[2.20]
5-M-5	[0.00]	[0.85]	[1.70]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.
Note: Class 5-A represents the aggregate balance of the Group 5 Senior Certificates.

Subordination to Class 5-A-1-1: [16.84]%
Subordination to Class 5-A-2, Class 5-A-3-1 and Class 5-A-3-2: [16.84]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Trigger Event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [34.00]% of the senior enhancement percentage for such distribution date or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates	Cumulative Loss Percentage

September 2008 – August 2009	[1.00]%
September 2009 – August 2010	[1.28]%
September 2010 – August 2011	[1.57]%
September 2011 and thereafter	[1.85]%

Delinquency Rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 5A and group 5B mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 5A and group 5B mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 5 Senior Certificates will have a payment priority over the Group 5
Subordinate Certificates. Each class of Group 5 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the Group 5A and Group 5B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 5 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 5 Subordinate Certificates are reduced to zero. On and after the Credit Support Depletion Date, losses from the Group 5A mortgage loans will be allocated to the Class 5-A-1-2 Certificates until its class principal balance is reduced to zero and losses from the Group 5B mortgage loans will be allocated to the Class 5-A-4 Certificates until its class principal balance is reduced to zero. Except for the Class 5-A-1-2 and Class 5-A-4 Certificates, no Group 5 Senior Certificates will be allocated losses.

Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the loan Group 5A and Group 5B mortgage loans may be used to pay principal or interest, or both, to the Group 5 Senior Certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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V. DISTRIBUTIONS (Groups 5A and 5B)

Interest Remittance Amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group and (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest.

Distributions of Interest

The pass-through rate for each class of Group 5 Certificates, other than the Class 5-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 5 net funds cap, and (iii) [11.00]%.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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The amount of interest payable on each distribution date in respect of each class of Group 5 Certificates, other than the Class 5-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan Group 5A and 5B, to the Group 5 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date applied in accordance with the allocation rules set forth below;

(2) first, from the interest remittance amount for loan Group 5B and then from the interest remittance amount for loan Group 5A to the Class 5-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan Group 5B, then from the interest remittance amount for loan Group 5A to the Class 5-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan Group 5B and then from the interest remittance amount for loan Group 5A to the Class 5-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) first, from the interest remittance amount for loan Group 5B and then from the interest remittance amount for loan Group 5A to the Class 5-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

(6) first, from the interest remittance amount for loan Group 5B and then from the interest remittance amount for loan Group 5A to the Class 5-M-5 Certificates, current interest and any carryforward interest for such class and such distribution date;

(7) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (6) above for such distribution date.

The interest remittance amount for loan group 5A and loan group 5B distributed pursuant to clause (1) above will be applied to the Group 5 Senior Certificates as follows:

(a)    amounts distributed to the Class 5-A-1-1 and Class 5-A-1-2 Certificates will reduce the interest remittance amount for group 5A before any reduction to the interest remittance amount for loan group 5B in respect of such distribution; and

(b)    amounts distributed to the Class 5-A-2, Class 5-A-3-1, Class 5-A-3-2 and Class 5-A-4 Certificates will reduce the interest remittance amount for loan group 5B before any reduction to the interest remittance amount for loan group 5A in respect of such distributions.

Principal Remittance Amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal, (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal, and (vii) if applicable, amounts withdrawn from the related Group 5 interest rate cap account to cover realized losses on the Group 5 mortgage loans incurred during the related collection period.

Overcollateralization Release Amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 5 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 5A Allocation Amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan Group 5A and the denominator of which is the principal remittance amount, in each case for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Group 5B Allocation Amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan Group 5B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal Payment Amount

For any distribution date and loan groups 5A and 5B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 5 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [83.10]% and (ii) the aggregate loan balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance for loan groups 5A and 5B mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Credit Support Depletion Date	The first distribution date on which the aggregate class principal balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.
Class 5-M-1 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [90.30]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Class 5-M-2 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates and the Class 5-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [94.70]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Class 5-M-3 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates and the Class 5-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [96.80]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Class 5-M-4 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates and the Class 5-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [97.80]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Class 5-M-5 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates, the Class 5-M-3 Certificates and the Class 5-M-4 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-5 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [98.30]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Distributions of Principal

The principal payment amount will be paid on each distribution date as follows:

I.             On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

(i)      (a)  from the principal remittance amount for loan group 5A, sequentially, first (x) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero, and then (y) pro rata, weighted based on the aggregate class principal balances of such groups of classes after taking into account principal distributions from loan group 5B on such distribution date (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)  to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero; and

(b)   from the principal remittance amount for loan group 5B, sequentially, first (x) pro rata, weighted based on the aggregate class principal balances of such groups of classes (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)   to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero;

and then (y) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(ii)     to the Class 5-M-1 Certificates, until its class principal balance is reduced to zero;

(iii)    to the Class 5-M-2 Certificates, until its class principal balance is reduced to zero;

(iv)    to the Class 5-M-3 Certificates, until its class principal balance is reduced to zero;

(v)     to the Class 5-M-4 Certificates, until its class principal balance is reduced to zero;

(vi)    to the Class 5-M-5 Certificates, until its class principal balance is reduced to zero; and

(vii)   for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

II.            On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

(i)       (a) from the principal remittance amount for loan group 5A, the group 5A allocation amount, sequentially, first (x) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero, and then (y) pro rata, weighted based on the aggregate class principal balances of such groups of classes after taking into account principal distributions from loan group 5B on such distribution date (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)     to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero; and

(b)  from the principal remittance amount for loan group 5B, the group 5B allocation amount, sequentially, first (x) pro rata, weighted based on the aggregate class principal balances of such groups of classes (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero;

and then (y) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(ii)    to the Class 5-M-1 Certificates, the Class 5-M-1 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iii)    to the Class 5-M-2 Certificates, the Class 5-M-2 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iv)    to the Class 5-M-3 Certificates, the Class 5-M-3 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(v)     to the Class 5-M-4 Certificates, the Class 5-M-4 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(vi)    to the Class 5-M-5 Certificates, the Class 5-M-5 principal payment amount for such distribution date, until its class principal balance is reduced to zero; and

(vi)    for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

Group 5A Excess Interest Amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 5A and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

Group 5B Excess Interest Amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 5B and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Distribution of Monthly Excess Cashflow

On each distribution date, the monthly excess cashflow will be distributed in the following order of priority:

(1) until the aggregate class principal balance of the Group 5 Certificates equals the aggregate loan balance of the groups 5A and 5B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date:

(A) on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 5 Certificates, in the following order of priority:

(a) (i)   the Group 5A Excess Interest Amount, sequentially, first (x) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero, and then (y) pro rata, weighted based on the aggregate class principal balances of such groups of classes after taking into account principal distributions from the principal payment amount and the Group 5B Excess Interest Amount on such distribution date (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)  to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero; and

(ii) the Group 5B Excess Interest Amount, sequentially, first (x) pro rata, weighted based on the aggregate class principal balances of such groups of classes after taking into account principal distributions from the principal payment amount on such distribution date (the Class 5-A-2 Certificates as one group, the Class 5-A-3-1 and Class 5-A-3-2 Certificates in the aggregate as one group and the Class 5-A-4 Certificates as one group), as follows:

(1)  to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero;

(2)  sequentially, to the Class 5-A-3-1 and Class 5-A-3-2 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(3)  to the Class 5-A-4 Certificates, until its class principal balance is reduced to zero;

and then (y) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(b)   to the Class 5-M-1 Certificates, until its class principal balance has been reduced to zero;

(c)  to the Class 5-M-2 Certificates, until its class principal balance has been reduced to zero;

(d) to the Class 5-M-3 Certificates, until its class principal balance has been reduced to zero;

(e)  to the Class 5-M-4 Certificates, until its class principal balance has been reduced to zero;

(f)  to the Class 5-M-5 Certificates, until its class principal balance has been reduced to zero;

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class 5-A-1-2 and Class 5-A-4 Certificates, pro rata based on amounts due, any deferred amount for such class;

(3)    to the Class 5-M-1 Certificates, any deferred amount for such class;

(4)    to the Class 5-M-2 Certificates, any deferred amount for such class;

(5)    to the Class 5-M-3 Certificates, any deferred amount for such class;

(6)    to the Class 5-M-4 Certificates, any deferred amount for such class;

(7)  to the Class 5-M-5 Certificates, any deferred amount for such class;

(8)    to the Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2, Class 5-A-3-1, Class 5-A-3-2 and Class 5-A-4 Certificates, pro rata based on amounts due, any basis risk shortfall for such class;

(9)    to the Class 5-M-1 Certificates, any basis risk shortfall for such class;

(10)  to the Class 5-M-2 Certificates, any basis risk shortfall for such class;

(11)  to the Class 5-M-3 Certificates, any basis risk shortfall for such class;

(12)  to the Class 5-M-4 Certificates, any basis risk shortfall for such class;

(13)  to the Class 5-M-5 Certificates, any basis risk shortfall for such class;

(14)  to the Class 5-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(15) to the Class AR-L or Class AR Certificates, any remaining amount, as appropriate. It is not anticipated that any amounts will be distributed to the Class AR-L or Class AR Certificates under this clause (15).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Group 5A and Group 5B Net Funds Caps

The annual pass-through rates on each Class of the Group 5 Certificates (other than the Class 5-X Certificates) are subject to certain net funds caps, as more fully described in the prospectus supplement.

On any distribution date, the Group 5A and 5B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 5 Certificates (other than the Class 5-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the Group 5, 5A and 5B net funds caps are included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

[Group 5 Interest Rate Caps]

[On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest rate cap agreement with [Credit Suisse First Boston International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreement will be available to cover basis risk shortfalls for the Group 5 Certificates, realized losses on the Group 5 mortgage loans and deferred amounts on the Class 5-A-1-2, Class 5-A-4, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates. The first and last payment dates for the interest rate cap agreement will occur on the dates specified in the prospectus supplement.

Under the interest rate cap agreement, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the “Modified Following” Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under the interest rate cap agreement will be zero. Generally, the “Index Rate” will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3650 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the Telerate Page 3650, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

(i) to the Group 5 Senior Certificates, pro rata based on the amount of any unpaid Basis Risk Shortfalls, the amount of any unpaid Basis Risk Shortfalls for such class;

(ii) to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, sequentially, the amount of any unpaid Basis Risk Shortfalls for such class;

(iii) to the Principal Remittance Amounts for loan groups 5A and 5B, up to the amount of such Realized Losses on the mortgage loans in the related loan group incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses applicable to each such loan group; and

(iv) sequentially, first, to the Class 5-A-1-2 and Class 5-A-4 Certificates, pro rata based on any applicable deferred amounts thereon remaining unreimbursed, and then, to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable deferred amounts thereon remaining unreimbursed, in each case prior to giving effect to amounts available to be paid in respect of deferred amounts as described herein on such distribution date.

Amounts paid under the interest rate cap agreement not used on any distribution date to pay Basis Risk Shortfalls on the Group 5 Certificates, Realized Losses on the Group 5 mortgage loans or deferred amounts on the Class 5-A-1-2, Class 5-A-4, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates will remain on deposit in the interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however that such amounts will be paid into and distributed out of a separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 5 Certificates. However, at no time will the amount on deposit in the interest rate cap account exceed the deposit amount. The “deposit amount” will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the certificates on such date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such distribution date over the Overcollateralization Amount for such distribution date.

Unless terminated earlier, the interest rate cap agreement will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreement from funds otherwise distributable to the holders of the certificates as a result of such termination.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

VI. CAP NOTIONAL SCHEDULE

Trust to buy a Corridor Cap:	i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:	1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:	See Schedule below
Ceiling Strike:	See Schedule below
Uncaps security to:	10.00%
Initial Notional:	$ 503,349,000
Basis:	Act/360
Pricing Speed:	20 cpr
Close Date:	08/30/2005
1st Pay Date:	09/25/2005
Maturity:	8/25/2010

Period	Date	Notional Balance	LIBOR Strike	LIBOR Cap	Corridor (bps)

1	9/25/2005	503,349,000	6.714%	9.696%	298.2
2	10/25/2005	493,920,890	5.776%	9.694%	391.8
3	11/25/2005	484,668,476	5.581%	9.693%	411.2
4	12/25/2005	475,588,774	5.927%	9.692%	376.5
5	1/25/2006	466,678,579	5.723%	9.690%	396.7
6	2/25/2006	457,934,452	5.722%	9.689%	396.7
7	3/25/2006	449,353,307	6.368%	9.688%	332.0
8	4/25/2006	440,932,203	5.720%	9.686%	396.6
9	5/25/2006	432,668,081	5.922%	9.685%	376.3
10	6/25/2006	424,558,228	5.865%	9.683%	381.8
11	7/25/2006	416,599,778	6.070%	9.682%	361.2
12	8/25/2006	408,789,709	5.862%	9.680%	381.8
13	9/25/2006	401,125,265	5.861%	9.679%	381.8
14	10/25/2006	393,603,740	6.065%	9.677%	361.2
15	11/25/2006	386,222,480	5.860%	9.676%	381.6
16	12/25/2006	378,979,022	6.215%	9.674%	345.9
17	1/25/2007	371,870,808	6.002%	9.672%	367.0
18	2/25/2007	364,895,174	6.002%	9.671%	366.9
19	3/25/2007	358,049,600	6.679%	9.669%	299.0
20	4/25/2007	351,331,779	6.008%	9.667%	365.9
21	5/25/2007	344,739,020	6.226%	9.665%	343.9
22	6/25/2007	338,269,120	6.080%	9.664%	358.4
23	7/25/2007	331,920,117	6.604%	9.662%	305.8
24	8/25/2007	325,696,761	6.401%	9.660%	325.9
25	9/25/2007	319,590,127	6.399%	9.658%	325.9
26	10/25/2007	313,597,338	6.624%	9.656%	303.2
27	11/25/2007	307,716,284	6.400%	9.654%	325.4
28	12/25/2007	301,944,916	6.616%	9.652%	303.6
29	1/25/2008	296,281,198	6.457%	9.650%	319.3
30	2/25/2008	290,724,157	6.457%	9.648%	319.1
31	3/25/2008	285,270,778	6.925%	9.646%	272.1
32	4/25/2008	279,919,107	6.454%	9.643%	318.9
33	5/25/2008	274,667,237	6.704%	9.641%	293.7
34	6/25/2008	269,513,433	6.503%	9.639%	313.6
35	7/25/2008	264,454,956	6.905%	9.637%	273.2
36	8/25/2008	259,486,526	6.699%	9.634%	293.5
37	9/25/2008	254,611,987	6.698%	9.632%	293.4
38	10/25/2008	249,828,480	6.932%	9.630%	269.8
39	11/25/2008	245,134,253	6.694%	9.627%	293.3
40	12/25/2008	240,527,649	6.936%	9.625%	268.9
41	1/25/2009	236,007,069	6.711%	9.623%	291.2
42	2/25/2009	231,571,007	6.714%	9.621%	290.7
43	3/25/2009	227,217,890	7.477%	9.620%	214.3
44	4/25/2009	222,945,695	6.716%	9.619%	290.3
45	5/25/2009	218,753,276	6.953%	9.618%	266.5
46	6/25/2009	214,639,160	6.724%	9.618%	289.4
47	7/25/2009	210,601,917	6.989%	9.618%	262.9
48	8/25/2009	206,640,791	6.753%	9.618%	286.5
49	9/25/2009	202,753,661	6.754%	9.618%	286.4
50	10/25/2009	198,939,169	6.993%	9.619%	262.6
51	11/25/2009	195,195,930	6.757%	9.620%	286.3
52	12/25/2009	191,522,620	6.999%	9.620%	262.1
53	1/25/2010	187,917,954	6.767%	9.621%	285.4
54	2/25/2010	184,380,679	6.772%	9.621%	284.9
55	3/25/2010	180,909,509	7.540%	9.621%	208.1
56	4/25/2010	177,503,253	6.774%	9.621%	284.7
57	5/25/2010	174,160,425	7.013%	9.621%	260.8
58	6/25/2010	170,879,941	6.936%	9.621%	268.5
59	7/25/2010	167,657,696	8.494%	9.621%	112.7
60	8/25/2010	164,477,733	8.873%	9.621%	74.8

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

VII. BOND PROFILES

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO CALL*:

	15 CPB /Call (Y)	20 CPB /Call (Y)	22 CPB /Call (Y)	25 CPB /Call (Y)	27 CPB /Call (Y)	30 CPB /Call (Y)	35 CPB /Call (Y)	40 CPB /Call (Y)	45 CPB /Call (Y)

1A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	0.87	0.64	0.58	0.50	0.46	0.41	0.35	0.30	0.26
Principal Window	Sep05 - Jun07	Sep05 - Dec06	Sep05 - Oct06	Sep05 - Sep06	Sep05 - Jul06	Sep05 - Jun06	Sep05 - May06	Sep05 - Mar06	Sep05 - Feb06
Principal # Months	22	16	14	13	11	10	9	7	6

1A2	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	2.99	2.24	2.02	1.75	1.60	1.42	1.18	1.00	0.86
Principal Window	Jun07 - Oct09	Dec06 - Dec08	Oct06 - Aug08	Sep06 - Mar08	Jul06 - Jan08	Jun06 - Sep07	May06 - May07	Mar06 - Feb07	Feb06 - Nov06
Principal # Months	29	25	23	19	19	16	13	12	10

1A3	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	4.74	4.26	4.00	3.56	3.27	2.91	2.42	2.04	1.75
Principal Window	Oct09 - Jun10	Dec08 - Jun10	Aug08 - Jun10	Mar08 - May10	Jan08 - Dec09	Sep07 - Jun09	May07 - Dec08	Feb07 - May08	Nov06 - Dec07
Principal # Months	9	19	23	27	24	22	20	16	14

1A4	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	4.84	4.82	4.82	4.82	4.78	4.66	4.35	3.86	3.30
Principal Window	Jun10 - Jul10	Jun10 - Jun10	Jun10 - Jun10	May10 - Jun10	Dec09 - Jun10	Jun09 - Jun10	Dec08 - Jun10	May08 - Feb10	Dec07 - Jun09
Principal # Months	2	1	1	2	7	13	19	22	19

1A5	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.22	2.84	2.70	2.50	2.37	2.20	1.93	1.67	1.44
Principal Window	Sep05 - Jul10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	59	58	58	58	58	58	58	54	46

2A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.52	2.86	2.71	2.51	2.39	2.21	1.94	1.68	1.43
Principal Window	Sep05 - Feb11	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	66	58	58	58	58	58	58	54	46

3A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.54	2.87	2.73	2.52	2.39	2.22	1.95	1.68	1.44
Principal Window	Sep05 - Feb11	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	66	58	58	58	58	58	58	54	46

4A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.23	2.85	2.71	2.50	2.38	2.20	1.94	1.68	1.43
Principal Window	Sep05 - Jul10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	59	58	58	58	58	58	58	54	46

CB Classes	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	4.89	4.50	4.39	4.25	4.16	4.01	3.76	3.42	2.97
Principal Window	Sep05 - Feb11	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Jun10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	66	58	58	58	58	58	58	54	46

*Assumes:
1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO MATURITY*:

	15 CPB /Call (N)	20 CPB /Call (N)	22 CPB /Call (N)	25 CPB /Call (N)	27 CPB /Call (N)	30 CPB /Call (N)	35 CPB /Call (N)	40 CPB /Call (N)	45 CPB /Call (N)

1A1	Run to each underlying loans' reset
WAL	0.87	0.64	0.58	0.50	0.46	0.41	0.35	0.30	0.26
Principal Window	Sep05 - Jun07	Sep05 - Dec06	Sep05 - Oct06	Sep05 - Sep06	Sep05 - Jul06	Sep05 - Jun06	Sep05 - May06	Sep05 - Mar06	Sep05 - Feb06
Principal # Months	22	16	14	13	11	10	9	7	6

1A2	Run to each underlying loans' reset
WAL	2.99	2.24	2.02	1.75	1.60	1.42	1.18	1.00	0.86
Principal Window	Jun07 - Oct09	Dec06 - Dec08	Oct06 - Aug08	Sep06 - Mar08	Jul06 - Jan08	Jun06 - Sep07	May06 - May07	Mar06 - Feb07	Feb06 - Nov06
Principal # Months	29	25	23	19	19	16	13	12	10

1A3	Run to each underlying loans' reset
WAL	4.74	4.26	4.00	3.56	3.27	2.91	2.42	2.04	1.75
Principal Window	Oct09 - Jun10	Dec08 - Jun10	Aug08 - Jun10	Mar08 - May10	Jan08 - Dec09	Sep07 - Jun09	May07 - Dec08	Feb07 - May08	Nov06 - Dec07
Principal # Months	9	19	23	27	24	22	20	16	14

1A4	Run to each underlying loans' reset
WAL	4.84	4.83	4.83	4.83	4.79	4.66	4.36	3.98	3.58
Principal Window	Jun10 - Jul10	Jun10 - Jul10	Jun10 - Jul10	May10 - Jul10	Dec09 - Jul10	Jun09 - Jul10	Dec08 - Jul10	May08 - Jul10	Dec07 - Jul10
Principal # Months	2	2	2	3	8	14	20	27	32

1A5	Run to each underlying loans' reset
WAL	3.22	2.84	2.70	2.50	2.37	2.20	1.93	1.70	1.50
Principal Window	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10
Principal # Months	59	59	59	59	59	59	59	59	59

2A1	Run to each underlying loans' reset
WAL	3.95	3.35	3.14	2.85	2.67	2.43	2.09	1.79	1.55
Principal Window	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12	Sep05 - Aug12
Principal # Months	84	84	84	84	84	84	84	84	84

3A1	Run to each underlying loans' reset
WAL	4.74	3.84	3.54	3.14	2.91	2.60	2.18	1.85	1.58
Principal Window	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15
Principal # Months	119	119	119	119	119	119	119	119	119

4A1	Run to each underlying loans' reset
WAL	3.23	2.85	2.71	2.50	2.38	2.20	1.94	1.70	1.50
Principal Window	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10	Sep05 - Jul10
Principal # Months	59	59	59	59	59	59	59	59	59

CB Classes	Run to each underlying loans' reset
WAL	5.34	4.90	4.74	4.53	4.41	4.22	3.91	3.61	3.29
Principal Window	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15	Sep05 - Jul15
Principal # Months	119	119	119	119	119	119	119	119	119

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO CALL*:

	15 CPR /Call (Y)	20 CPR /Call (Y)	25 CPR /Call (Y)	28 CPR /Call (Y)	30 CPR /Call (Y)	32 CPR /Call (Y)	35 CPR /Call (Y)	40 CPR /Call (Y)	45 CPR /Call (Y)

5A1s	Run to 10% Call
WAL	4.93	3.68	2.88	2.53	2.33	2.15	1.91	1.59	1.33
Principal Window	Sep05 - Oct18	Sep05 - Aug15	Sep05 - Jun13	Sep05 - Jul12	Sep05 - Jan12	Sep05 - Jul11	Sep05 - Dec10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	158	120	94	83	77	71	64	54	46

5A2s & 5A4s	Run to 10% Call
WAL	4.94	3.69	2.88	2.53	2.33	2.15	1.91	1.59	1.33
Principal Window	Sep05 - Oct18	Sep05 - Aug15	Sep05 - Jun13	Sep05 - Jul12	Sep05 - Jan12	Sep05 - Jul11	Sep05 - Dec10	Sep05 - Feb10	Sep05 - Jun09
Principal # Months	158	120	94	83	77	71	64	54	46

5A31s	Run to 10% Call
WAL	2.47	1.82	1.42	1.24	1.14	1.06	0.95	0.81	0.70
Principal Window	Sep05 - Oct11	Sep05 - Mar10	Sep05 - Mar09	Sep05 - Jul08	Sep05 - May08	Sep05 - Feb08	Sep05 - Nov07	Sep05 - Jul07	Sep05 - Apr07
Principal # Months	74	55	43	35	33	30	27	23	20

5A32s	Run to 10% Call
WAL	10.21	7.66	6.00	5.27	4.85	4.46	3.96	3.25	2.66
Principal Window	Oct11 - Oct18	Mar10 - Aug15	Mar09 - Jun13	Jul08 - Jul12	May08 - Jan12	Feb08 - Jul11	Nov07 - Dec10	Jul07 - Feb10	Apr07 - Jun09
Principal # Months	85	66	52	49	45	42	38	32	27

5M1	Run to 10% Call
WAL	8.74	6.53	5.19	4.68	4.42	4.20	3.97	3.75	3.69
Principal Window	Oct09 - Oct18	Sep08 - Aug15	Sep08 - Jun13	Oct08 - Jul12	Oct08 - Jan12	Nov08 - Jul11	Nov08 - Dec10	Dec08 - Feb10	Jan09 - Jun09
Principal # Months	109	84	58	46	40	33	26	15	6

5M2	Run to 10% Call
WAL	8.74	6.53	5.18	4.65	4.39	4.15	3.89	3.60	3.44
Principal Window	Oct09 - Oct18	Sep08 - Aug15	Sep08 - Jun13	Sep08 - Jul12	Sep08 - Jan12	Oct08 - Jul11	Oct08 - Dec10	Oct08 - Feb10	Nov08 - Jun09
Principal # Months	109	84	58	47	41	34	27	17	8

5M3	Run to 10% Call
WAL	8.53	6.36	5.04	4.52	4.24	4.02	3.76	3.46	3.28
Principal Window	Oct09 - Oct18	Sep08 - Aug15	Sep08 - Jun13	Sep08 - Jul12	Sep08 - Jan12	Sep08 - Jul11	Sep08 - Dec10	Oct08 - Feb10	Oct08 - Jun09
Principal # Months	109	84	58	47	41	35	28	17	9

5M4	Run to 10% Call
WAL	7.81	5.79	4.60	4.12	3.88	3.67	3.43	3.17	3.12
Principal Window	Oct09 - Jun16	Sep08 - Sep13	Sep08 - Dec11	Sep08 - Mar11	Sep08 - Oct10	Sep08 - Jun10	Sep08 - Dec09	Sep08 - Apr09	Sep08 - Oct08
Principal # Months	81	61	40	31	26	22	16	8	2

5M5	Run to 10% Call
WAL	7.01	5.19	4.12	3.70	3.49	3.31	3.13	3.07	3.07
Principal Window	Oct09 - May14	Sep08 - Feb12	Sep08 - Sep10	Sep08 - Feb10	Sep08 - Oct09	Sep08 - Jun09	Sep08 - Jan09	Sep08 - Sep08	Sep08 - Sep08
Principal # Months	56	42	25	18	14	10	5	1	1

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR /Call (N)	20 CPR /Call (N)	25 CPR /Call (N)	28 CPR /Call (N)	30 CPR /Call (N)	32 CPR /Call (N)	35 CPR /Call (N)	40 CPR /Call (N)	45 CPR /Call (N)

5A1s	Run to Maturity
WAL	5.31	4.00	3.14	2.76	2.54	2.35	2.09	1.74	1.46
Principal Window	Sep05 - Mar31	Sep05 - Oct26	Sep05 - Nov22	Sep05 - Jan21	Sep05 - Dec19	Sep05 - Dec18	Sep05 - Aug17	Sep05 - Nov15	Sep05 - May14
Principal # Months	307	254	207	185	172	160	144	123	105

5A2s & 5A4s	Run to Maturity
WAL	5.33	4.00	3.15	2.76	2.54	2.35	2.10	1.75	1.46
Principal Window	Sep05 - Mar31	Sep05 - Oct26	Sep05 - Dec22	Sep05 - Jan21	Sep05 - Dec19	Sep05 - Dec18	Sep05 - Aug17	Sep05 - Nov15	Sep05 - Jun14
Principal # Months	307	254	208	185	172	160	144	123	106

5A31s	Run to Maturity
WAL	2.47	1.82	1.42	1.24	1.14	1.06	0.95	0.81	0.70
Principal Window	Sep05 - Oct11	Sep05 - Mar10	Sep05 - Mar09	Sep05 - Jul08	Sep05 - May08	Sep05 - Feb08	Sep05 - Nov07	Sep05 - Jul07	Sep05 - Apr07
Principal # Months	74	55	43	35	33	30	27	23	20

5A32s	Run to Maturity
WAL	11.41	8.65	6.83	6.01	5.52	5.09	4.53	3.74	3.09
Principal Window	Oct11 - Mar31	Mar10 - Oct26	Mar09 - Dec22	Jul08 - Jan21	May08 - Dec19	Feb08 - Dec18	Nov07 - Aug17	Jul07 - Nov15	Apr07 - Jun14
Principal # Months	234	200	166	151	140	131	118	101	87

5M1	Run to Maturity
WAL	9.35	7.03	5.60	5.04	4.75	4.52	4.25	3.98	3.91
Principal Window	Oct09 - Sep24	Sep08 - Jun20	Sep08 - Jun17	Oct08 - Feb16	Oct08 - May15	Nov08 - Aug14	Nov08 - Sep13	Dec08 - Jun12	Jan09 - Jul11
Principal # Months	180	142	106	89	80	70	59	43	31

5M2	Run to Maturity
WAL	9.06	6.79	5.39	4.84	4.55	4.31	4.03	3.72	3.55
Principal Window	Oct09 - Feb22	Sep08 - Apr18	Sep08 - Sep15	Sep08 - Jul14	Sep08 - Oct13	Oct08 - Mar13	Oct08 - Jun12	Oct08 - May11	Nov08 - Aug10
Principal # Months	149	116	85	71	62	54	45	32	22

5M3	Run to Maturity
WAL	8.53	6.37	5.05	4.52	4.25	4.02	3.76	3.46	3.28
Principal Window	Oct09 - Feb19	Sep08 - Nov15	Sep08 - Sep13	Sep08 - Sep12	Sep08 - Mar12	Sep08 - Sep11	Sep08 - Feb11	Oct08 - Mar10	Oct08 - Aug09
Principal # Months	113	87	61	49	43	37	30	18	11

5M4	Run to Maturity
WAL	7.81	5.79	4.60	4.12	3.88	3.67	3.43	3.17	3.12
Principal Window	Oct09 - Jun16	Sep08 - Sep13	Sep08 - Dec11	Sep08 - Mar11	Sep08 - Oct10	Sep08 - Jun10	Sep08 - Dec09	Sep08 - Apr09	Sep08 - Oct08
Principal # Months	81	61	40	31	26	22	16	8	2

5M5	Run to Maturity
WAL	7.01	5.19	4.12	3.70	3.49	3.31	3.13	3.07	3.07
Principal Window	Oct09 - May14	Sep08 - Feb12	Sep08 - Sep10	Sep08 - Feb10	Sep08 - Oct09	Sep08 - Jun09	Sep08 - Jan09	Sep08 - Sep08	Sep08 - Sep08
Principal # Months	56	42	25	18	14	10	5	1	1

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

VIII. Net Funds Cap

Group 5 – Flat LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.082	7.018	37	25-Sep-08	31	6.520	6.310
2	25-Oct-05	30	6.082	6.082	38	25-Oct-08	30	6.520	6.520
3	25-Nov-05	31	6.084	5.888	39	25-Nov-08	31	6.520	6.310
4	25-Dec-05	30	6.235	6.235	40	25-Dec-08	30	6.521	6.521
5	25-Jan-06	31	6.234	6.033	41	25-Jan-09	31	6.520	6.310
6	25-Feb-06	31	6.234	6.033	42	25-Feb-09	31	6.520	6.310
7	25-Mar-06	28	6.235	6.680	43	25-Mar-09	28	6.523	6.989
8	25-Apr-06	31	6.235	6.034	44	25-Apr-09	31	6.523	6.312
9	25-May-06	30	6.237	6.237	45	25-May-09	30	6.523	6.523
10	25-Jun-06	31	6.334	6.130	46	25-Jun-09	31	6.523	6.312
11	25-Jul-06	30	6.334	6.334	47	25-Jul-09	30	6.523	6.523
12	25-Aug-06	31	6.334	6.130	48	25-Aug-09	31	6.523	6.312
13	25-Sep-06	31	6.334	6.130	49	25-Sep-09	31	6.523	6.312
14	25-Oct-06	30	6.334	6.334	50	25-Oct-09	30	6.522	6.522
15	25-Nov-06	31	6.334	6.130	51	25-Nov-09	31	6.522	6.312
16	25-Dec-06	30	6.334	6.334	52	25-Dec-09	30	6.522	6.522
17	25-Jan-07	31	6.334	6.130	53	25-Jan-10	31	6.522	6.312
18	25-Feb-07	31	6.335	6.130	54	25-Feb-10	31	6.524	6.313
19	25-Mar-07	28	6.335	6.787	55	25-Mar-10	28	6.524	6.990
20	25-Apr-07	31	6.340	6.135	56	25-Apr-10	31	6.524	6.313
21	25-May-07	30	6.345	6.345	57	25-May-10	30	6.524	6.524
22	25-Jun-07	31	6.347	6.143	58	25-Jun-10	31	6.529	6.318
23	25-Jul-07	30	6.464	6.464	59	25-Jul-10	30	6.717	6.717
24	25-Aug-07	31	6.473	6.264	60	25-Aug-10	31	6.866	6.645
25	25-Sep-07	31	6.473	6.264	61	25-Sep-10	31	6.866	6.645
26	25-Oct-07	30	6.472	6.472	62	25-Oct-10	30	6.866	6.866
27	25-Nov-07	31	6.472	6.264	63	25-Nov-10	31	6.866	6.645
28	25-Dec-07	30	6.472	6.472	64	25-Dec-10	30	6.866	6.866
29	25-Jan-08	31	6.473	6.264	65	25-Jan-11	31	6.866	6.645
30	25-Feb-08	31	6.472	6.264	66	25-Feb-11	31	6.866	6.644
31	25-Mar-08	29	6.472	6.696	67	25-Mar-11	28	6.866	7.356
32	25-Apr-08	31	6.472	6.264	68	25-Apr-11	31	6.866	6.644
33	25-May-08	30	6.475	6.475	69	25-May-11	30	6.866	6.866
34	25-Jun-08	31	6.482	6.273	70	25-Jun-11	31	6.866	6.644
35	25-Jul-08	30	6.511	6.511	71	25-Jul-11	30	6.866	6.866
36	25-Aug-08	31	6.519	6.309	72	25-Aug-11	31	6.866	6.644

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5A – Flat LIBOR*

Note: All Group 5A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.081	7.017	37	25-Sep-08	31	6.496	6.286
2	25-Oct-05	30	6.081	6.081	38	25-Oct-08	30	6.496	6.496
3	25-Nov-05	31	6.081	5.885	39	25-Nov-08	31	6.496	6.286
4	25-Dec-05	30	6.187	6.187	40	25-Dec-08	30	6.499	6.499
5	25-Jan-06	31	6.187	5.987	41	25-Jan-09	31	6.499	6.289
6	25-Feb-06	31	6.187	5.987	42	25-Feb-09	31	6.499	6.289
7	25-Mar-06	28	6.190	6.632	43	25-Mar-09	28	6.499	6.963
8	25-Apr-06	31	6.190	5.990	44	25-Apr-09	31	6.499	6.289
9	25-May-06	30	6.190	6.190	45	25-May-09	30	6.499	6.499
10	25-Jun-06	31	6.255	6.054	46	25-Jun-09	31	6.499	6.289
11	25-Jul-06	30	6.255	6.255	47	25-Jul-09	30	6.499	6.499
12	25-Aug-06	31	6.255	6.054	48	25-Aug-09	31	6.499	6.289
13	25-Sep-06	31	6.255	6.054	49	25-Sep-09	31	6.499	6.289
14	25-Oct-06	30	6.255	6.255	50	25-Oct-09	30	6.498	6.498
15	25-Nov-06	31	6.255	6.054	51	25-Nov-09	31	6.498	6.289
16	25-Dec-06	30	6.255	6.255	52	25-Dec-09	30	6.498	6.498
17	25-Jan-07	31	6.255	6.053	53	25-Jan-10	31	6.498	6.289
18	25-Feb-07	31	6.255	6.053	54	25-Feb-10	31	6.498	6.289
19	25-Mar-07	28	6.256	6.703	55	25-Mar-10	28	6.498	6.962
20	25-Apr-07	31	6.278	6.076	56	25-Apr-10	31	6.498	6.289
21	25-May-07	30	6.278	6.278	57	25-May-10	30	6.498	6.498
22	25-Jun-07	31	6.289	6.086	58	25-Jun-10	31	6.504	6.294
23	25-Jul-07	30	6.426	6.426	59	25-Jul-10	30	6.806	6.806
24	25-Aug-07	31	6.446	6.238	60	25-Aug-10	31	6.844	6.623
25	25-Sep-07	31	6.445	6.238	61	25-Sep-10	31	6.844	6.623
26	25-Oct-07	30	6.445	6.445	62	25-Oct-10	30	6.844	6.844
27	25-Nov-07	31	6.445	6.237	63	25-Nov-10	31	6.844	6.623
28	25-Dec-07	30	6.445	6.445	64	25-Dec-10	30	6.844	6.844
29	25-Jan-08	31	6.445	6.237	65	25-Jan-11	31	6.844	6.623
30	25-Feb-08	31	6.445	6.237	66	25-Feb-11	31	6.844	6.623
31	25-Mar-08	29	6.445	6.667	67	25-Mar-11	28	6.844	7.332
32	25-Apr-08	31	6.445	6.237	68	25-Apr-11	31	6.844	6.623
33	25-May-08	30	6.450	6.450	69	25-May-11	30	6.844	6.844
34	25-Jun-08	31	6.467	6.259	70	25-Jun-11	31	6.844	6.623
35	25-Jul-08	30	6.492	6.492	71	25-Jul-11	30	6.844	6.844
36	25-Aug-08	31	6.492	6.283	72	25-Aug-11	31	6.844	6.623

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5B – Flat LIBOR*

Note: All Group 5B LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.082	7.018	37	25-Sep-08	31	6.527	6.317
2	25-Oct-05	30	6.082	6.082	38	25-Oct-08	30	6.527	6.527
3	25-Nov-05	31	6.085	5.889	39	25-Nov-08	31	6.527	6.316
4	25-Dec-05	30	6.249	6.249	40	25-Dec-08	30	6.527	6.527
5	25-Jan-06	31	6.249	6.047	41	25-Jan-09	31	6.527	6.316
6	25-Feb-06	31	6.248	6.047	42	25-Feb-09	31	6.527	6.316
7	25-Mar-06	28	6.248	6.695	43	25-Mar-09	28	6.530	6.996
8	25-Apr-06	31	6.248	6.047	44	25-Apr-09	31	6.530	6.319
9	25-May-06	30	6.251	6.251	45	25-May-09	30	6.530	6.530
10	25-Jun-06	31	6.357	6.152	46	25-Jun-09	31	6.530	6.319
11	25-Jul-06	30	6.357	6.357	47	25-Jul-09	30	6.530	6.530
12	25-Aug-06	31	6.357	6.152	48	25-Aug-09	31	6.530	6.319
13	25-Sep-06	31	6.357	6.152	49	25-Sep-09	31	6.530	6.319
14	25-Oct-06	30	6.357	6.357	50	25-Oct-09	30	6.529	6.529
15	25-Nov-06	31	6.357	6.152	51	25-Nov-09	31	6.529	6.319
16	25-Dec-06	30	6.357	6.357	52	25-Dec-09	30	6.529	6.529
17	25-Jan-07	31	6.357	6.152	53	25-Jan-10	31	6.529	6.319
18	25-Feb-07	31	6.358	6.153	54	25-Feb-10	31	6.531	6.320
19	25-Mar-07	28	6.358	6.812	55	25-Mar-10	28	6.531	6.998
20	25-Apr-07	31	6.358	6.153	56	25-Apr-10	31	6.531	6.321
21	25-May-07	30	6.364	6.364	57	25-May-10	30	6.531	6.531
22	25-Jun-07	31	6.365	6.159	58	25-Jun-10	31	6.536	6.325
23	25-Jul-07	30	6.475	6.475	59	25-Jul-10	30	6.691	6.691
24	25-Aug-07	31	6.481	6.271	60	25-Aug-10	31	6.873	6.651
25	25-Sep-07	31	6.480	6.271	61	25-Sep-10	31	6.873	6.651
26	25-Oct-07	30	6.480	6.480	62	25-Oct-10	30	6.873	6.873
27	25-Nov-07	31	6.480	6.271	63	25-Nov-10	31	6.873	6.651
28	25-Dec-07	30	6.480	6.480	64	25-Dec-10	30	6.873	6.873
29	25-Jan-08	31	6.481	6.272	65	25-Jan-11	31	6.873	6.651
30	25-Feb-08	31	6.480	6.271	66	25-Feb-11	31	6.873	6.651
31	25-Mar-08	29	6.480	6.704	67	25-Mar-11	28	6.873	7.363
32	25-Apr-08	31	6.480	6.271	68	25-Apr-11	31	6.872	6.651
33	25-May-08	30	6.482	6.482	69	25-May-11	30	6.872	6.872
34	25-Jun-08	31	6.486	6.277	70	25-Jun-11	31	6.872	6.651
35	25-Jul-08	30	6.516	6.516	71	25-Jul-11	30	6.872	6.872
36	25-Aug-08	31	6.527	6.317	72	25-Aug-11	31	6.872	6.651

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.082	7.018	37	25-Sep-08	31	7.840	7.587
2	25-Oct-05	30	6.082	6.082	38	25-Oct-08	30	7.842	7.842
3	25-Nov-05	31	6.084	5.888	39	25-Nov-08	31	7.845	7.592
4	25-Dec-05	30	6.235	6.235	40	25-Dec-08	30	7.850	7.850
5	25-Jan-06	31	6.235	6.033	41	25-Jan-09	31	7.903	7.648
6	25-Feb-06	31	6.234	6.033	42	25-Feb-09	31	7.915	7.659
7	25-Mar-06	28	6.235	6.680	43	25-Mar-09	28	7.921	8.487
8	25-Apr-06	31	6.235	6.034	44	25-Apr-09	31	7.921	7.666
9	25-May-06	30	6.237	6.237	45	25-May-09	30	7.923	7.923
10	25-Jun-06	31	6.388	6.182	46	25-Jun-09	31	7.929	7.673
11	25-Jul-06	30	6.388	6.388	47	25-Jul-09	30	8.020	8.020
12	25-Aug-06	31	6.388	6.182	48	25-Aug-09	31	8.031	7.772
13	25-Sep-06	31	6.388	6.182	49	25-Sep-09	31	8.032	7.773
14	25-Oct-06	30	6.388	6.388	50	25-Oct-09	30	8.033	8.033
15	25-Nov-06	31	6.390	6.184	51	25-Nov-09	31	8.033	7.774
16	25-Dec-06	30	6.541	6.541	52	25-Dec-09	30	8.035	8.035
17	25-Jan-07	31	6.541	6.330	53	25-Jan-10	31	8.037	7.777
18	25-Feb-07	31	6.542	6.331	54	25-Feb-10	31	8.044	7.785
19	25-Mar-07	28	6.542	7.010	55	25-Mar-10	28	8.046	8.621
20	25-Apr-07	31	6.553	6.341	56	25-Apr-10	31	8.047	7.788
21	25-May-07	30	6.562	6.562	57	25-May-10	30	8.049	8.049
22	25-Jun-07	31	6.717	6.500	58	25-Jun-10	31	8.344	8.075
23	25-Jul-07	30	7.036	7.036	59	25-Jul-10	30	10.546	10.546
24	25-Aug-07	31	7.064	6.837	60	25-Aug-10	31	11.532	11.160
25	25-Sep-07	31	7.064	6.837	61	25-Sep-10	31	11.533	11.161
26	25-Oct-07	30	7.068	7.068	62	25-Oct-10	30	11.533	11.533
27	25-Nov-07	31	7.073	6.845	63	25-Nov-10	31	11.533	11.161
28	25-Dec-07	30	7.227	7.227	64	25-Dec-10	30	11.534	11.534
29	25-Jan-08	31	7.327	7.090	65	25-Jan-11	31	11.536	11.164
30	25-Feb-08	31	7.332	7.095	66	25-Feb-11	31	11.538	11.166
31	25-Mar-08	29	7.332	7.585	67	25-Mar-11	28	11.539	12.363
32	25-Apr-08	31	7.336	7.099	68	25-Apr-11	31	11.539	11.166
33	25-May-08	30	7.388	7.388	69	25-May-11	30	11.539	11.539
34	25-Jun-08	31	7.512	7.270	70	25-Jun-11	31	11.540	11.168
35	25-Jul-08	30	7.800	7.800	71	25-Jul-11	30	11.550	11.550
36	25-Aug-08	31	7.839	7.586	72	25-Aug-11	31	11.552	11.179

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5A – Stressed LIBOR*

Note: All Group 5A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.081	7.017	37	25-Sep-08	31	7.852	7.599
2	25-Oct-05	30	6.081	6.081	38	25-Oct-08	30	7.861	7.861
3	25-Nov-05	31	6.081	5.885	39	25-Nov-08	31	7.861	7.608
4	25-Dec-05	30	6.187	6.187	40	25-Dec-08	30	7.883	7.883
5	25-Jan-06	31	6.187	5.987	41	25-Jan-09	31	7.946	7.690
6	25-Feb-06	31	6.187	5.987	42	25-Feb-09	31	7.946	7.690
7	25-Mar-06	28	6.190	6.632	43	25-Mar-09	28	7.950	8.517
8	25-Apr-06	31	6.190	5.990	44	25-Apr-09	31	7.950	7.693
9	25-May-06	30	6.190	6.190	45	25-May-09	30	7.957	7.957
10	25-Jun-06	31	6.295	6.092	46	25-Jun-09	31	7.982	7.725
11	25-Jul-06	30	6.295	6.295	47	25-Jul-09	30	8.081	8.081
12	25-Aug-06	31	6.295	6.092	48	25-Aug-09	31	8.083	7.822
13	25-Sep-06	31	6.295	6.092	49	25-Sep-09	31	8.088	7.827
14	25-Oct-06	30	6.295	6.295	50	25-Oct-09	30	8.088	8.088
15	25-Nov-06	31	6.295	6.092	51	25-Nov-09	31	8.088	7.828
16	25-Dec-06	30	6.401	6.401	52	25-Dec-09	30	8.095	8.095
17	25-Jan-07	31	6.401	6.195	53	25-Jan-10	31	8.096	7.835
18	25-Feb-07	31	6.401	6.195	54	25-Feb-10	31	8.096	7.835
19	25-Mar-07	28	6.405	6.862	55	25-Mar-10	28	8.097	8.675
20	25-Apr-07	31	6.449	6.241	56	25-Apr-10	31	8.102	7.841
21	25-May-07	30	6.449	6.449	57	25-May-10	30	8.107	8.107
22	25-Jun-07	31	6.568	6.356	58	25-Jun-10	31	8.274	8.008
23	25-Jul-07	30	6.929	6.929	59	25-Jul-10	30	11.218	11.218
24	25-Aug-07	31	6.989	6.763	60	25-Aug-10	31	11.440	11.071
25	25-Sep-07	31	6.989	6.763	61	25-Sep-10	31	11.444	11.075
26	25-Oct-07	30	7.004	7.004	62	25-Oct-10	30	11.445	11.445
27	25-Nov-07	31	7.004	6.778	63	25-Nov-10	31	11.445	11.075
28	25-Dec-07	30	7.118	7.118	64	25-Dec-10	30	11.446	11.446
29	25-Jan-08	31	7.235	7.001	65	25-Jan-11	31	11.448	11.079
30	25-Feb-08	31	7.242	7.008	66	25-Feb-11	31	11.448	11.079
31	25-Mar-08	29	7.245	7.495	67	25-Mar-11	28	11.448	12.266
32	25-Apr-08	31	7.260	7.026	68	25-Apr-11	31	11.448	11.079
33	25-May-08	30	7.381	7.381	69	25-May-11	30	11.448	11.448
34	25-Jun-08	31	7.521	7.279	70	25-Jun-11	31	11.450	11.080
35	25-Jul-08	30	7.839	7.839	71	25-Jul-11	30	11.462	11.462
36	25-Aug-08	31	7.847	7.593	72	25-Aug-11	31	11.468	11.098

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5B – Stressed LIBOR*

Note: All Group 5B LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	6.082	7.018	37	25-Sep-08	31	7.837	7.584
2	25-Oct-05	30	6.082	6.082	38	25-Oct-08	30	7.837	7.837
3	25-Nov-05	31	6.085	5.889	39	25-Nov-08	31	7.840	7.587
4	25-Dec-05	30	6.249	6.249	40	25-Dec-08	30	7.840	7.840
5	25-Jan-06	31	6.249	6.047	41	25-Jan-09	31	7.891	7.636
6	25-Feb-06	31	6.248	6.047	42	25-Feb-09	31	7.906	7.651
7	25-Mar-06	28	6.248	6.695	43	25-Mar-09	28	7.913	8.478
8	25-Apr-06	31	6.248	6.047	44	25-Apr-09	31	7.913	7.658
9	25-May-06	30	6.251	6.251	45	25-May-09	30	7.913	7.913
10	25-Jun-06	31	6.415	6.208	46	25-Jun-09	31	7.914	7.658
11	25-Jul-06	30	6.415	6.415	47	25-Jul-09	30	8.002	8.002
12	25-Aug-06	31	6.415	6.208	48	25-Aug-09	31	8.016	7.757
13	25-Sep-06	31	6.415	6.208	49	25-Sep-09	31	8.016	7.757
14	25-Oct-06	30	6.415	6.415	50	25-Oct-09	30	8.016	8.016
15	25-Nov-06	31	6.418	6.211	51	25-Nov-09	31	8.017	7.758
16	25-Dec-06	30	6.582	6.582	52	25-Dec-09	30	8.017	8.017
17	25-Jan-07	31	6.582	6.370	53	25-Jan-10	31	8.019	7.760
18	25-Feb-07	31	6.583	6.371	54	25-Feb-10	31	8.029	7.770
19	25-Mar-07	28	6.583	7.053	55	25-Mar-10	28	8.031	8.604
20	25-Apr-07	31	6.583	6.371	56	25-Apr-10	31	8.031	7.772
21	25-May-07	30	6.595	6.595	57	25-May-10	30	8.031	8.031
22	25-Jun-07	31	6.761	6.543	58	25-Jun-10	31	8.365	8.095
23	25-Jul-07	30	7.067	7.067	59	25-Jul-10	30	10.349	10.349
24	25-Aug-07	31	7.087	6.858	60	25-Aug-10	31	11.558	11.185
25	25-Sep-07	31	7.087	6.858	61	25-Sep-10	31	11.558	11.186
26	25-Oct-07	30	7.087	7.087	62	25-Oct-10	30	11.558	11.558
27	25-Nov-07	31	7.093	6.864	63	25-Nov-10	31	11.558	11.186
28	25-Dec-07	30	7.259	7.259	64	25-Dec-10	30	11.560	11.560
29	25-Jan-08	31	7.354	7.116	65	25-Jan-11	31	11.561	11.189
30	25-Feb-08	31	7.358	7.120	66	25-Feb-11	31	11.564	11.191
31	25-Mar-08	29	7.358	7.612	67	25-Mar-11	28	11.565	12.391
32	25-Apr-08	31	7.358	7.121	68	25-Apr-11	31	11.565	11.192
33	25-May-08	30	7.390	7.390	69	25-May-11	30	11.565	11.565
34	25-Jun-08	31	7.509	7.267	70	25-Jun-11	31	11.567	11.194
35	25-Jul-08	30	7.789	7.789	71	25-Jul-11	30	11.576	11.576
36	25-Aug-08	31	7.836	7.584	72	25-Aug-11	31	11.577	11.203

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR* with Cap (see “Group 5 Interest Rate Caps” page 21 to 23)

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Sep-05	26	8.667	10.000	37	25-Sep-08	31	10.872	10.521
2	25-Oct-05	30	10.000	10.000	38	25-Oct-08	30	10.540	10.540
3	25-Nov-05	31	10.333	10.000	39	25-Nov-08	31	10.875	10.525
4	25-Dec-05	30	10.000	10.000	40	25-Dec-08	30	10.539	10.539
5	25-Jan-06	31	10.334	10.000	41	25-Jan-09	31	10.912	10.560
6	25-Feb-06	31	10.334	10.000	42	25-Feb-09	31	10.918	10.566
7	25-Mar-06	28	9.334	10.000	43	25-Mar-09	28	9.921	10.630
8	25-Apr-06	31	10.333	10.000	44	25-Apr-09	31	10.921	10.569
9	25-May-06	30	10.000	10.000	45	25-May-09	30	10.588	10.588
10	25-Jun-06	31	10.333	10.000	46	25-Jun-09	31	10.919	10.567
11	25-Jul-06	30	10.000	10.000	47	25-Jul-09	30	10.649	10.649
12	25-Aug-06	31	10.333	10.000	48	25-Aug-09	31	10.991	10.636
13	25-Sep-06	31	10.333	10.000	49	25-Sep-09	31	10.991	10.637
14	25-Oct-06	30	10.000	10.000	50	25-Oct-09	30	10.658	10.658
15	25-Nov-06	31	10.333	10.000	51	25-Nov-09	31	10.991	10.636
16	25-Dec-06	30	10.000	10.000	52	25-Dec-09	30	10.655	10.655
17	25-Jan-07	31	10.333	10.000	53	25-Jan-10	31	10.985	10.630
18	25-Feb-07	31	10.333	10.000	54	25-Feb-10	31	10.987	10.633
19	25-Mar-07	28	9.333	10.000	55	25-Mar-10	28	9.988	10.701
20	25-Apr-07	31	10.333	10.000	56	25-Apr-10	31	10.988	10.634
21	25-May-07	30	10.001	10.001	57	25-May-10	30	10.656	10.656
22	25-Jun-07	31	10.420	10.084	58	25-Jun-10	31	11.118	10.759
23	25-Jul-07	30	10.094	10.094	59	25-Jul-10	30	11.673	11.673
24	25-Aug-07	31	10.432	10.096	60	25-Aug-10	31	12.304	11.907
25	25-Sep-07	31	10.432	10.096	61	25-Sep-10	31	11.533	11.161
26	25-Oct-07	30	10.100	10.100	62	25-Oct-10	30	11.533	11.533
27	25-Nov-07	31	10.435	10.099	63	25-Nov-10	31	11.533	11.161
28	25-Dec-07	30	10.263	10.263	64	25-Dec-10	30	11.534	11.534
29	25-Jan-08	31	10.626	10.283	65	25-Jan-11	31	11.536	11.164
30	25-Feb-08	31	10.629	10.286	66	25-Feb-11	31	11.538	11.166
31	25-Mar-08	29	9.963	10.306	67	25-Mar-11	28	11.539	12.363
32	25-Apr-08	31	10.631	10.288	68	25-Apr-11	31	11.539	11.166
33	25-May-08	30	10.325	10.325	69	25-May-11	30	11.539	11.539
34	25-Jun-08	31	10.753	10.406	70	25-Jun-11	31	11.540	11.168
35	25-Jul-08	30	10.532	10.532	71	25-Jul-11	30	11.550	11.550
36	25-Aug-08	31	10.871	10.521	72	25-Aug-11	31	11.552	11.179

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 20% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

IX.  GROUP 5 EXCESS INTEREST

Assuming Flat Rates *

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)
				28-Oct-04
1	25-Sep-05	2.7251	37	25-Sep-08	2.4934
2	25-Oct-05	2.2154	38	25-Oct-08	2.6164
3	25-Nov-05	2.0944	39	25-Nov-08	2.4967
4	25-Dec-05	2.3787	40	25-Dec-08	2.6334
5	25-Jan-06	2.2567	41	25-Jan-09	2.5063
6	25-Feb-06	2.2599	42	25-Feb-09	2.5072
7	25-Mar-06	2.6441	43	25-Mar-09	2.9009
8	25-Apr-06	2.2581	44	25-Apr-09	2.5160
9	25-May-06	2.3871	45	25-May-09	2.6484
10	25-Jun-06	2.3549	46	25-Jun-09	2.5226
11	25-Jul-06	2.4820	47	25-Jul-09	2.6550
12	25-Aug-06	2.3522	48	25-Aug-09	2.5297
13	25-Sep-06	2.3507	49	25-Sep-09	2.5334
14	25-Oct-06	2.4778	50	25-Oct-09	2.6657
15	25-Nov-06	2.3477	51	25-Nov-09	2.5410
16	25-Dec-06	2.4747	52	25-Dec-09	2.6733
17	25-Jan-07	2.3445	53	25-Jan-10	2.5491
18	25-Feb-07	2.3437	54	25-Feb-10	2.5548
19	25-Mar-07	2.7286	55	25-Mar-10	2.9431
20	25-Apr-07	2.3454	56	25-Apr-10	2.5640
21	25-May-07	2.4775	57	25-May-10	2.6962
22	25-Jun-07	2.3495	58	25-Jun-10	2.5786
23	25-Jul-07	2.5933	59	25-Jul-10	2.8989
24	25-Aug-07	2.4709	60	25-Aug-10	2.9260
25	25-Sep-07	2.4688	61	25-Sep-10	2.9313
26	25-Oct-07	2.5959	62	25-Oct-10	3.0635
27	25-Nov-07	2.4645	63	25-Nov-10	2.9422
28	25-Dec-07	2.5916	64	25-Dec-10	3.0738
29	25-Jan-08	2.4603	65	25-Jan-11	2.9527
30	25-Feb-08	2.4579	66	25-Feb-11	2.9582
31	25-Mar-08	2.7146	67	25-Mar-11	3.3415
32	25-Apr-08	2.4529	68	25-Apr-11	2.9698
33	25-May-08	2.5826	69	25-May-11	3.1013
34	25-Jun-08	2.4584	70	25-Jun-11	2.9820
35	25-Jul-08	2.6163	71	25-Jul-11	3.1135
36	25-Aug-08	2.4938	72	25-Aug-11	2.9950

*Assumes:

1 Month LIBOR:	3.5700%
6 Month LIBOR:	4.0250%
1 Year LIBOR:	4.3200%
1 Year CMT:	3.9200%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

GROUP 5 EXCESS INTEREST (CONT.)

Forward Curve*

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)
	28-Oct-04
1	25-Sep-05	2.7251	37	25-Sep-08	1.6953
2	25-Oct-05	2.1401	38	25-Oct-08	1.8190
3	25-Nov-05	1.8199	39	25-Nov-08	1.6529
4	25-Dec-05	2.0335	40	25-Dec-08	1.8128
5	25-Jan-06	1.7760	41	25-Jan-09	1.6535
6	25-Feb-06	1.5995	42	25-Feb-09	1.6415
7	25-Mar-06	2.1052	43	25-Mar-09	2.1227
8	25-Apr-06	1.6192	44	25-Apr-09	1.6273
9	25-May-06	1.7302	45	25-May-09	1.7839
10	25-Jun-06	1.6829	46	25-Jun-09	1.6258
11	25-Jul-06	1.8173	47	25-Jul-09	1.7960
12	25-Aug-06	1.6412	48	25-Aug-09	1.6365
13	25-Sep-06	1.5914	49	25-Sep-09	1.6404
14	25-Oct-06	1.6908	50	25-Oct-09	1.8063
15	25-Nov-06	1.4860	51	25-Nov-09	1.6482
16	25-Dec-06	1.6193	52	25-Dec-09	1.8146
17	25-Jan-07	1.4182	53	25-Jan-10	1.6570
18	25-Feb-07	1.3795	54	25-Feb-10	1.6617
19	25-Mar-07	1.8280	55	25-Mar-10	2.1531
20	25-Apr-07	1.3265	56	25-Apr-10	1.6644
21	25-May-07	1.4753	57	25-May-10	1.8271
22	25-Jun-07	1.3164	58	25-Jun-10	1.7102
23	25-Jul-07	1.6581	59	25-Jul-10	2.3417
24	25-Aug-07	1.5184	60	25-Aug-10	2.4670
25	25-Sep-07	1.5371	61	25-Sep-10	2.4632
26	25-Oct-07	1.7179	62	25-Oct-10	2.6241
27	25-Nov-07	1.5795	63	25-Nov-10	2.4578
28	25-Dec-07	1.7476	64	25-Dec-10	2.6278
29	25-Jan-08	1.5979	65	25-Jan-11	2.4828
30	25-Feb-08	1.6142	66	25-Feb-11	2.4918
31	25-Mar-08	1.9435	67	25-Mar-11	2.9856
32	25-Apr-08	1.6373	68	25-Apr-11	2.4945
33	25-May-08	1.8042	69	25-May-11	2.6622
34	25-Jun-08	1.6584	70	25-Jun-11	2.5079
35	25-Jul-08	1.8671	71	25-Jul-11	2.6974
36	25-Aug-08	1.7128	72	25-Aug-11	2.5449

*See Stressed Indices chart on page 39.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

X. Break Even CDR Loss Scenarios

		75% Pricing Speed	100% Pricing Speed	125% Pricing Speed
		22.5% CPR	30.0% CPR	37.5% CPR
5-M-1	Break even CDR:	8.268 CDR	9.144 CDR	10.239 CDR
	WAL:	12.34	9.46	7.48
	Principal Window:	Apr15 - Jul35	Dec12 - Jul35	Jun11 - Jul35
	Principal Months:	244	272	290
	Principal Writedown	5,859.56 (0.03%)	2,986.34 (0.02%)	2,161.22 (0.01%)
	Total Collat Loss:	44,074,622.08 (8.76%)	37,259,100.66 (7.40%)	33,080,515.76 (6.57%)
5-M-2	Break even CDR:	6.014 CDR	6.205 CDR	6.551 CDR
	WAL:	14.60	11.26	8.90
	Principal Window:	May17 - Jul35	Aug14 - Jul35	Sep12 - Jul35
	Principal Months:	219	252	275
	Principal Writedown	2,819.12 (0.03%)	4,326.77 (0.04%)	2,909.48 (0.03%)
	Total Collat Loss:	34,069,608.48 (6.77%)	26,787,672.56 (5.32%)	22,339,019.78 (4.44%)
5-M-3	Break even CDR:	4.959 CDR	4.852 CDR	4.862 CDR
	WAL:	17.15	13.31	10.56
	Principal Window:	Dec19 - Jul35	Aug16 - Jul35	May14 - Jul35
	Principal Months:	188	228	255
	Principal Writedown	4,264.63 (0.08%)	4,005.48 (0.08%)	1,324.87 (0.03%)
	Total Collat Loss:	28,941,028.57 (5.75%)	21,536,732.49 (4.28%)	17,012,629.83 (3.38%)
5-M-4	Break even CDR:	4.48 CDR	4.241 CDR	4.105 CDR
	WAL:	19.41	15.18	12.07
	Principal Window:	Apr22 - Jul35	Jul18 - Jul35	Nov15 - Jul35
	Principal Months:	160	205	237
	Principal Writedown	4,852.26 (0.19%)	3,977.38 (0.16%)	4,539.03 (0.18%)
	Total Collat Loss:	26,508,521.74 (5.27%)	19,067,272.81 (3.79%)	14,534,155.66 (2.89%)
5-M-5	Break even CDR:	4.348 CDR	4.03 CDR	3.808 CDR
	WAL:	21.36	16.85	13.44
	Principal Window:	Jun24 - Jul35	Mar20 - Jul35	Mar17 - Jul35
	Principal Months:	134	185	221
	Principal Writedown	12,947.60 (1.03%)	8,601.51 (0.68%)	5,179.86 (0.41%)
	Total Collat Loss:	25,826,227.64 (5.13%)	18,199,630.88 (3.62%)	13,545,649.94 (2.69%)
	Loss Severity	35%	35%	35%
	Servicer Advances	100%	100%	100%
	Liquidation Lag	12	12	12
	Triggers	In Effect	In Effect	In Effect
	Optional Redemption	Never	Never	Never
	LIBOR_1MO	See Below	See Below	See Below
	LIBOR_6MO	See Below	See Below	See Below
	LIBOR_1YR	See Below	See Below	See Below
	CMT_1YR	See Below	See Below	See Below

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

XI. CONTACTS

ARMs TRADING DESK
Contact	Phone	Fax	E-mail
Mark Tecotzky Managing Director – ARM Trading	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
John Vibert Director - ARM Trading	212-538-3831	TBD	john.vibert@csfb.com
Patrick Gallagher Vice President - ARM Structuring	212-538-3831	212-743-2749	patrick.gallagher@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
Peter J. Sack Director	212-325-7892	212-743-5261	peter.sack@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

XII. COLLATERAL SUMMARY

NOTE: Information contained herein reflects the August 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[5.607]%	Total Loan Balance	$[128,084,318.35]
Net WAC	[5.264]%	Average Loan Balance	$[566,744.77]
WA Gross Margin	[2.547]%	Maximum Loan Balance	$[1,450,000.00]
WA Net Margin	[2.203]%	California Concentration	[46.87]%
Index: 6 Month LIBOR	[40.76]%	Northern CA Concentration	[23.39]%
1 Year LIBOR	[51.82]%	Southern CA Concentration	[22.58]%
1 Year CMT	[7.42]%	WA Original LTV	[71.92]%
		WA Credit Score	[719]
WA Months to Reset	[57]	Full/Alt Doc*	[31.28]%
Interest Only Loans	[86.56]%	Reduced Doc*	[50.41]%
WAM	[357]	Prepayment Penalties	[23.28]%

Loan Group 2 Collateral Details
Gross WAC	[5.803]%	Total Loan Balance	$[57,917,388.75]
Net WAC	[5.428]%	Average Loan Balance	$[285,307.33]
WA Gross Margin	[2.357]%	Maximum Loan Balance	$[997,955.92]
WA Net Margin	[1.982]%	California Concentration	[33.10]%
Index: 6 Month LIBOR	[35.00]%	Northern CA Concentration	[16.25]%
1 Year LIBOR	[65.00]%	Southern CA Concentration	[16.85]%
1 Year CMT	[0.00]%	WA Original LTV	[71.35]%
		WA Credit Score**	[720]
WA Months to Reset	[81]	Full/Alt Doc*	[40.84]%
Interest Only Loans	[77.54]%	Reduced Doc*	[45.32]%
WAM	[357]	Prepayment Penalties	[19.77]%

Loan Group 3 Collateral Details
Gross WAC	[5.661]%	Total Loan Balance	$[60,574,774.50]
Net WAC	[5.395]%	Average Loan Balance	$[513,345.55]
WA Gross Margin	[2.257]%	Maximum Loan Balance	$[1,200,000.00]
WA Net Margin	[1.992]%	California Concentration	[36.73]%
Index: 6 Month LIBOR	[1.35]%	Northern CA Concentration	[18.59]%
1 Year LIBOR	[98.65]%	Southern CA Concentration	[18.14]%
1 Year CMT	[0.00]%	WA Original LTV	[69.33]%
		WA Credit Score	[740]
WA Months to Reset	[119]	Full/Alt Doc*	[12.76]%
Interest Only Loans	[94.28]%	Reduced Doc*	[78.97]%
WAM	[359]	Prepayment Penalties	[0.28]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the August 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.709]%	Total Loan Balance	$[232,992,539.59]
Net WAC	[5.365]%	Average Loan Balance	$[211,811.40]
WA Gross Margin	[2.491]%	Maximum Loan Balance	$[514,376.02]
WA Net Margin	[2.148]%	California Concentration	[26.36]%
Index: 6 Month LIBOR	[36.84]%	Northern CA Concentration	[8.64]%
1 Year LIBOR	[60.13]%	Southern CA Concentration	[17.57]%
1 Year CMT	[3.03]%	WA Original LTV	[74.65]%
		WA Credit Score	[716]
WA Months to Reset	[58]	Full/Alt Doc*	[37.10]%
Interest Only Loans	[78.27]%	Reduced Doc*	[48.62]%
WAM	[358]	Prepayment Penalties	[23.71]%

Loan Groups 1-4 Collateral Details
Gross WAC	[5.687]%	Total Loan Balance	$[479,569,021.19]
Net WAC	[5.350]%	Average Loan Balance	$[291,177.30]
WA Gross Margin	[2.460]%	Maximum Loan Balance	$[1,450,000.00]
WA Net Margin	[2.123]%	California Concentration	[33.96]%
Index: 6 Month LIBOR	[33.18]%	Northern CA Concentration	[14.73]%
1 Year LIBOR	[63.37]%	Southern CA Concentration	[18.89]%
1 Year CMT	[3.45]%	WA Original LTV	[72.85]%
		WA Credit Score**	[720]
WA Months to Reset	[68]	Full/Alt Doc*	[32.92]%
Interest Only Loans	[82.42]%	Reduced Doc*	[52.53]%
WAM	[358]	Prepayment Penalties	[20.16]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the August 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 5A Collateral Details
Gross WAC	[6.350]%	Total Loan Balance	$[114,179,620.60]
Net WAC	[6.081]%	Average Loan Balance	$[207,977.45]
WA Gross Margin	[3.022]%	Maximum Loan Balance	$[500,000.00]
WA Net Margin	[2.754]%	California Concentration	[17.85]%
Index: 6 Month LIBOR	[74.37]%	Northern CA Concentration	[5.88]%
1 Year LIBOR	[24.49]%	Southern CA Concentration	[10.95]%
1 Year CMT	[1.14]%	WA Original LTV	[77.96]%
		WA Credit Score**	[709]
WA Months to Reset	[46]	Full/Alt Doc*	[20.93]%
Interest Only Loans	[63.95]%	Reduced Doc*	[51.88]%
WAM	[358]	Prepayment Penalties	[29.10]%

Loan Group 5B Collateral Details
Gross WAC	[6.348]%	Total Loan Balance	$[389,169,390.03]
Net WAC	[6.082]%	Average Loan Balance	$[274,062.95]
WA Gross Margin	[3.060]%	Maximum Loan Balance	$[1,334,999.99]
WA Net Margin	[2.794]%	California Concentration	[18.16]%
Index: 6 Month LIBOR	[77.32]%	Northern CA Concentration	[7.72]%
1 Year LIBOR	[21.96]%	Southern CA Concentration	[10.32]%
1 Year CMT	[0.72]%	WA Original LTV	[77.14]%
		WA Credit Score**	[709]
WA Months to Reset	[46]	Full/Alt Doc*	[21.10]%
Interest Only Loans	[64.02]%	Reduced Doc*	[52.94]%
WAM	[358]	Prepayment Penalties	[28.63]%

Loan Groups 5A and 5B Collateral Details
Gross WAC	[6.349]%	Total Loan Balance	$[503,349,010.63]
Net WAC	[6.082]%	Average Loan Balance	$[255,636.88]
WA Gross Margin	[3.051]%	Maximum Loan Balance	$[1,334,999.99]
WA Net Margin	[2.785]%	California Concentration	[18.09]%
Index: 6 Month LIBOR	[76.65]%	Northern CA Concentration	[7.30]%
1 Year LIBOR	[22.54]%	Southern CA Concentration	[10.47]%
1 Year CMT	[0.81]%	WA Original LTV	[77.32]%
		WA Credit Score**	[709]
WA Months to Reset	[46]	Full/Alt Doc*	[21.06]%
Interest Only Loans	[64.01]%	Reduced Doc*	[52.70]%
WAM	[358]	Prepayment Penalties	[28.74]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-9	August 16, 2005
TERM SHEET	(212) 538-3831

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.